                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               D.R. HORTON, INC.
               (Co-registrants are listed on the following page)
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                Delaware                                         75-2386963
----------------------------------------                     -------------------
(State of Incorporation or Organization)                        (IRS Employer
                                                             Identification No.)
    1901 Ascension Blvd., Suite 100
           Arlington, Texas                                         76006
----------------------------------------                     -------------------
(Address of principal executive offices)                         (zip code)

If this form relates to the                   If this form relates to the
registration of a class of                    registration of a class of
securities pursuant to Section                securities pursuant to Section
12(b) of the Exchange Act and is              12(g) of the Exchange Act and is
effective pursuant to General                 effective pursuant to General
Instruction A.(c), please check               Instruction A.(d), please check
the following box.  [X]                       the following box.  [ ]

Securities Act registration statement file number to which
this form relates:                                               ---------------
                                                                 (If Applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

           Title of Each Class                        Name of Each Exchange on
           to be so Registered                        Which Each Class is to be
           -------------------                                Registered
                                                              ----------

Zero Coupon Convertible Senior Notes Due 2021          New York Stock Exchange
of the Registrant, together with Guarantees of such Notes by direct and indirect Subsidiaries of the Registrant


Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
--------------------------------------------------------------------------------
                               (Title of class)

     The following direct and indirect subsidiaries of the Registrant may guarantee the debt securities and are co-registrants under this registration statement.

                                                           Jurisdiction of
                                                            Incorporation         I.R.S. Employer
                  Name of Co-Registrant                    or Organization       Identification No.
                  ---------------------                    ---------------       ------------------
C. Richard Dobson Builders, Inc.                            Virginia                54-1082672
CH Investments of Texas, Inc.                               Delaware                86-0831611
CHI Construction Company                                    Arizona                 86-0533370
CHTEX of Texas, Inc.                                        Delaware                74-2791268
Continental Homes, Inc.                                     Delaware                86-0515339
Continental Homes of Florida, Inc.                          Florida                 59-1237314
Continental Homes of Texas, L.P.                            Texas                   74-2791904
Continental Residential, Inc.                               California              86-0596757
D.R. Horton, Inc. - Birmingham                              Alabama                 62-1666398
D.R. Horton, Inc. - Chicago                                 Delaware                75-2795240
D.R. Horton, Inc. - Denver                                  Delaware                75-2666727
D.R. Horton, Inc. - Greensboro                              Delaware                75-2599897
D.R. Horton, Inc. - Louisville                              Delaware                75-2636512
D.R. Horton, Inc. - Minnesota                               Delaware                75-2527442
D.R. Horton, Inc. - New Jersey                              Delaware                75-2665362
D.R. Horton, Inc. - Portland                                Delaware                75-2763765
D.R. Horton, Inc. - Sacramento                              California              75-2569592
D.R. Horton, Inc. - Jacksonville (formerly D.R. Horton,     Delaware                75-2460269
 Inc. - San Diego)
D.R. Horton - Texas, Ltd.                                   Texas                   75-2491320
D.R. Horton, Inc. - Torrey                                  Delaware                75-2689997
D.R. Horton Los Angeles Holding Company, Inc.               California              75-2589298
D.R. Horton Management Company, Ltd.                        Texas                   75-2436079
D.R. Horton San Diego Holding Company, Inc.                 California              75-2589293
DRH Cambridge Homes, LLC                                    Delaware                75-2797879
DRH Cambridge Homes, Inc.                                   California              75-2589359
DRH Construction, Inc.                                      Delaware                75-2633738
DRH Regrem I, Inc.                                          Delaware                75-2926868
DRH Regrem II, Inc.                                         Delaware                75-2926869
DRH Regrem III, Inc.                                        Delaware                75-2926870
DRH Regrem IV, Inc.                                         Delaware                75-2926871
DRH Regrem V, Inc.                                          Delaware                75-2926872
DRH Regrem VI, LP                                           Texas                   75-2926873
DRH Regrem VII, LP                                          Texas                   75-2926874
DRH Regrem VIII, LLC                                        Delaware                75-2926876
DRH Southwest Construction, Inc.                            California              75-2589289
DRH Title Company of Colorado, Inc.                         Colorado                75-2695520
DRH Tucson Construction, Inc.                               Delaware                75-2709796
DRHI, Inc.                                                  Delaware                75-2433464
KDB Homes, Inc.                                             Delaware                86-0565376
Meadows I, Ltd.                                             Delaware                75-2436082
Meadows II, Ltd.                                            Delaware                51-0342206
Meadows VIII, Ltd.                                          Delaware                75-2824511
Meadows IX, Inc.                                            New Jersey              75-2684821
Meadows X, Inc.                                             New Jersey              75-2684823
SGS Communities at Grande Quay, LLC                         New Jersey              22-3481784

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

     The material set forth in the section captioned "Description of Debt Securities" in the Registrant's Form S-3 Registration Statement (Registration No. 333-57388) filed with the Securities and Exchange Commission (the "Commission") on April 18, 2001, and the section captioned "Description of Notes" in the Registrant's Prospectus Supplement dated May 4, 2001 filed or to be filed pursuant to Rule 424(b) and incorporated by reference therein, is incorporated herein by reference.

Item 2.   Exhibits.
          --------

Exhibit No.    Description
-----------    -----------

1 Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the Senior Subordinated Debt Securities of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K filed with the Commission on September 7, 2000.

2 First Supplemental Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.75% Senior Subordinated Notes due 2010 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(b) to the Registrant's Current Report on Form 8-K filed with the Commission on September 7, 2000.

3 Second Supplemental Indenture, dated as of March 12, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.375% Senior Subordinated Notes due 2011 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K filed with the Commission on March 8, 2001.

4 Indenture, dated as of June 9, 1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to Senior Debt Securities, is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Registration Statement on Form S-3 (Registration No. 333-27521) filed with the Commission on May 21, 1997.

5 First Supplemental Indenture, dated as of June 1, 1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8 3/8% Senior Notes due 2009, is incorporated by reference from Exhibit
               4.1 to the Registrant's Form 8-K/A dated April 1, 1997, filed with the Commission on June 6, 1997.

6 Second Supplemental Indenture, dated as of September 30, 1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference from Exhibit 4.4 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, filed with the Commission on December 8, 1997.

7 Third Supplemental Indenture, dated as of April 17, 1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference from Exhibit 4.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

8 Fourth Supplemental Indenture, dated as of April 20, 1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference from Exhibit 4.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

9 Fifth Supplemental Indenture, dated as of August 31, 1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

10 Sixth Supplemental Indenture, dated as of February 4, 1999, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8% Senior Notes due 2009, is incorporated herein by reference from Exhibit
               4.1 to the Registrant's Form 8-K filed with the Commission on February 2, 1999.

11 Seventh Supplemental Indenture, dated as of August 31, 1999, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

12 Eighth Supplemental Indenture, dated as of March 21, 2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from
               Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on March 17, 2000.

13 Ninth Supplemental Indenture, dated as of March 31, 2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Commission on May 12, 2000.

14 Tenth Supplemental Indenture, dated as of June 5, 2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from
               Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on June 6, 2000.

15             Form of Eleventh Supplemental Indenture to be executed by D.R.
               Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the Zero Coupon Convertible Senior Notes Due 2021 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K, filed with the Commission on May 10, 2001.

16 Indenture dated as of April 15, 1996 between Continental Homes Holding Corp. ("Continental") and First Union National Bank, as Trustee, relating to the 10% Senior Notes due 2006, is incorporated herein by reference from Exhibit 4.1 to Continental's Annual Report on Form 10-K for the year ended May 31, 1996. The Commission file number for Continental is 1-10700.

17 First Supplemental Indenture, dated as of April 20, 1998, among the Registrant, the guarantors named therein and First Union National Bank, as Trustee, is incorporated by reference from
               Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the Commission on May 14, 1998

18 Second Supplemental Indenture, dated as of August 31, 1998, among the Registrant, the guarantors named therein and First Union National Bank, as Trustee, is incorporated by reference from
               Exhibit 4.10 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

19 Third Supplemental Indenture, dated as of August 31, 1999, among the Registrant, the guarantors named therein and First Union National Bank, as Trustee, is incorporated by reference from
               Exhibit 4.13 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

20 Amended and Restated Master Loan and Inter-Creditor Agreement dated as of July 1, 1999, among D.R. Horton, Inc., as a Borrower; Nationsbank, N.A., Bank of America National Trust and Savings Association, Fleet National Bank, Bank United, Comerica Bank, Credit Lyonnais New York Branch, Societe Generale, Southwest Agency, The First National Bank of Chicago, PNC Bank, National Association, Amsouth Bank, Bank One, Arizona, NA, First American Bank Texas, SSB, Harris Trust and Savings Bank, Sanwa Bank California, Norwest Bank Arizona, National Association,. Wachovia Mortgage Company and Summit Bank, as Banks; and Nationsbank, N.A., as Administrative Agent, is incorporated by reference from
               Exhibit 10.21 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       D.R. HORTON, INC.
Date:  May 10, 2001                     By:     /s/ SAMUEL R. FULLER
                                          ------------------------------------
                                                   Samuel R. Fuller
                                          Executive Vice President, Treasurer,
                                              and Chief Financial Officer


                         CO-REGISTRANTS:
                         --------------
                         C. Richard Dobson Builders, Inc.
                         CHI Construction Company
                         CHTEX of Texas, Inc.
                         Continental Homes, Inc.
                         Continental Homes of Florida, Inc.
                         Continental Residential, Inc.
                         D.R. Horton, Inc. - Birmingham
                         D.R. Horton, Inc. - Chicago
                         D.R. Horton, Inc. - Denver
                         D.R. Horton, Inc. - Greensboro
                         D.R. Horton, Inc. - Louisville
                         D.R. Horton, Inc. - Minnesota
                         D.R. Horton, Inc. - New Jersey
                         D.R. Horton, Inc. - Portland
                         D.R. Horton, Inc. - Sacramento
                         D.R. Horton, Inc. - Jacksonville
                         D.R. Horton, Inc. - Torrey
                         D.R. Horton Los Angeles Holding Company, Inc. D.R. Horton San Diego Holding Company, Inc. DRH Cambridge Homes, Inc.
                         DRH Construction, Inc.
                         DRH Regrem I, Inc.
                         DRH Regrem II, Inc.
                         DRH Regrem III, Inc.
                         DRH Regrem IV, Inc.
                         DRH Regrem V, Inc.
                         DRH Southwest Construction, Inc.
                         DRH Title Company of Colorado, Inc.
                         DRH Tucson Construction, Inc.
                         DRHI, Inc.
                         KDB Homes, Inc.
                         Meadows I, Ltd.
                         Meadows VIII, Ltd.
                         Meadows IX, Inc.
                         Meadows X, Inc.

                         By:        /s/ SAMUEL R. FULLER
                            ---------------------------------------
                                 Samuel R. Fuller
                                 Treasurer of the
                                 Co-Registrants listed above

                         CH INVESTMENTS OF TEXAS INC.
                         MEADOWS II, LTD.



                         By:    /s/ William Peck
                            ---------------------------------------
                                 William Peck
                                 President

                         CONTINENTAL HOMES OF TEXAS, L.P.
                         By:  CHTEX of Texas, Inc., its general partner


                         By: /s/ SAMUEL R. FULLER
                            ---------------------------------------
                                 Samuel R. Fuller, Treasurer


                         D.R. HORTON MANAGEMENT COMPANY, LTD
                         D.R. HORTON - TEXAS, LTD.
                         DRH REGREM VI, LP
                         DRH REGREM VII, LP


                         By:   Meadows I, Ltd., its general partner



                            By:  /s/ SAMUEL R. FULLER
                                ------------------------------------
                                     Samuel R. Fuller, Treasuer

                         SGS COMMUNITIES AT GRANDE QUAY, LLC


                         By:  Meadows IX, Inc., a member



                            By:  /s/ SAMUEL R. FULLER
                                ------------------------------------
                                      Samuel R. Fuller, Treasuer
                         and


                         By:  Meadows X, Inc., a member


                            By:  /s/ SAMUEL R. FULLER
                                ------------------------------------
                                       Samuel R. Fuller, Treasuer

                         DRH CAMBRIDGE HOMES, LLC
                         DRH REGREM VIII, LLC

                         By:  D.R. Horton, Inc. - Chicago, a member

                         By:  /s/ SAMUEL R. FULLER
                             ------------------------------------
                                  Samuel R. Fuller, Treasurer

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description
-----------    -----------

1 Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the Senior Subordinated Debt Securities of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K filed with the Commission on September 7, 2000.

2 First Supplemental Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.75% Senior Subordinated Notes due 2010 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(b) to the Registrant's Current Report on Form 8-K filed with the Commission on September 7, 2000.

3 Second Supplemental Indenture, dated as of March 12, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.375% Senior Subordinated Notes due 2011 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K filed with the Commission on March 8, 2001.

4 Indenture, dated as of June 9, 1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to Senior Debt Securities, is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Registration Statement on Form S-3 (Registration No. 333-27521) filed with the Commission on May 21, 1997.

5 First Supplemental Indenture, dated as of June 1, 1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8 3/8% Senior Notes due 2009, is incorporated by reference from Exhibit
               4.1 to the Registrant's Form 8-K/A dated April 1, 1997, filed with the Commission on June 6, 1997.

6 Second Supplemental Indenture, dated as of September 30, 1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference from Exhibit 4.4 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, filed with the Commission on December 8, 1997.

7 Third Supplemental Indenture, dated as of April 17, 1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference from Exhibit 4.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

8 Fourth Supplemental Indenture, dated as of April 20, 1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated by reference from Exhibit 4.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

9 Fifth Supplemental Indenture, dated as of August 31, 1998, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

10 Sixth Supplemental Indenture, dated as of February 4, 1999, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8% Senior Notes due 2009, is incorporated herein by reference from Exhibit
               4.1 to the Registrant's Form 8-K filed with the Commission on February 2, 1999.

11 Seventh Supplemental Indenture, dated as of August 31, 1999, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

12 Eighth Supplemental Indenture, dated as of March 21, 2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from
               Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on March 17, 2000.

13 Ninth Supplemental Indenture, dated as of March 31, 2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Commission on May 12, 2000.

14 Tenth Supplemental Indenture, dated as of June 5, 2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from
               Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on June 6, 2000.

15             Form of Eleventh Supplemental Indenture to be executed by D.R.
               Horton, Inc., the guarantors named therein and American Stock Transfer

               & Trust Company, as Trustee, relating to the Zero Coupon Convertible Senior Notes Due 2021 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K, filed with the Commission on May 10, 2001.

16 Indenture dated as of April 15, 1996 between Continental Homes Holding Corp. ("Continental") and First Union National Bank, as Trustee, relating to the 10% Senior Notes due 2006, is incorporated herein by reference from Exhibit 4.1 to Continental's Annual Report on Form 10-K for the year ended May 31, 1996. The Commission file number for Continental is 1-10700.

17 First Supplemental Indenture, dated as of April 20, 1998, among the Registrant, the guarantors named therein and First Union National Bank, as Trustee, is incorporated by reference from
               Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the Commission on May 14, 1998

18 Second Supplemental Indenture, dated as of August 31, 1998, among the Registrant, the guarantors named therein and First Union National Bank, as Trustee, is incorporated by reference from
               Exhibit 4.10 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

19 Third Supplemental Indenture, dated as of August 31, 1999, among the Registrant, the guarantors named therein and First Union National Bank, as Trustee, is incorporated by reference from
               Exhibit 4.13 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

20 Amended and Restated Master Loan and Inter-Creditor Agreement dated as of July 1, 1999, among D.R. Horton, Inc., as a Borrower; Nationsbank, N.A., Bank of America National Trust and Savings Association, Fleet National Bank, Bank United, Comerica Bank, Credit Lyonnais New York Branch, Societe Generale, Southwest Agency, The First National Bank of Chicago, PNC Bank, National Association, Amsouth Bank, Bank One, Arizona, NA, First American Bank Texas, SSB, Harris Trust and Savings Bank, Sanwa Bank California, Norwest Bank Arizona, National Association,. Wachovia Mortgage Company and Summit Bank, as Banks; and Nationsbank, N.A., as Administrative Agent, is incorporated by reference from
               Exhibit 10.21 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.